Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                                                                 Exhibit 10.29


                              DEVELOPMENT AGREEMENT

                                       for

                   AFFINITY CHROMATOGRAPHY PURIFICATION MEDIA

THIS AGREEMENT, effective as of September 29, 1997 (the "Effective Date"), is made by and between DYAX CORP., a Delaware corporation ("DYAX"), and GENETICS INSTITUTE, INC. a Delaware corporation ("CUSTOMER").

WHEREAS DYAX possesses technology and expertise related to the discovery of proteins and peptides having novel binding properties and the development and manufacture of affinity chromatography purification media for use in the separation and purification of proteins;

WHEREAS CUSTOMER is engaged in the discovery, development and manufacture of ************* ("Customer Product");

WHEREAS DYAX and CUSTOMER wish to enter into a collaboration in which DYAX will utilize its technology and expertise to develop for CUSTOMER a unique affinity ligand and chromatography purification media (the "Dyax Product") for use by CUSTOMER in the purification of Customer Product.

NOW, HEREBY the parties do hereby agree as follows:

                           ARTICLE 1. DISCOVERY PHASE

1.1. Conduct of Discovery Phase. DYAX agrees to devote commercially reasonable resources and efforts to the diligent conduct of the work described in the Discovery Phase section of the Work Plan Outline included in Exhibit 1 attached hereto. The Discovery Phase shall commence on the Effective Date and is expected to continue for a period of *************. The Discovery Phase shall end when DYAX has delivered to CUSTOMER the Discovery Phase Deliverables described in the Work Plan Outline. During the Discovery Phase, DYAX's Project Director shall meet with representatives of CUSTOMER at the reasonable request of CUSTOMER to respond to questions and facilitate the exchange of appropriate information on the progress of the Discovery Phase. In addition, Dyax shall submit a quarterly summary progress report to CUSTOMER and a final written report as set forth in the Work Plan Outline.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

1.2. Discovery Phase Payments. In consideration of the rights granted to CUSTOMER herein and undertaking the Discovery Phase, CUSTOMER agrees to pay DYAX ************* of execution of this Agreement.

1.3. Initiation of the Development Phase. ************* following its receipt of the Discovery Phase Deliverables, CUSTOMER shall notify DYAX in writing of whether it intends to proceed to the Development Phase of the collaboration. Prior to the initiation of work under the Development Phase, DYAX and CUSTOMER shall negotiate in good faith any modifications to the Development Phase section of the Work Plan Outline set forth in Exhibit 1 attached hereto and any resulting change to the Development Phase payments, and the relevant provisions of Exhibit 1 and Article 2 shall be amended accordingly by written agreement.

                          ARTICLE 2. DEVELOPMENT PHASE

2.1. Conduct of Development Phase. If CUSTOMER elects to proceed to the Development Phase, DYAX agrees to devote commercially reasonable resources and efforts to the diligent conduct of the work described in the Development Phase section of the Work Plan Outline included in Exhibit 1 attached hereto, as such section may be amended in accordance with Section 1.3 of this Agreement. The Development Phase is expected to continue for a period of ************* and shall end when DYAX has delivered to CUSTOMER the Development Phase Deliverables described in the Development Phase Section of the Work Plan Outline, as such section may be amended in accordance with Section 1.3 of this Agreement. During the Development Phase, DYAX's Project Director shall meet with representatives of CUSTOMER at the reasonable request of CUSTOMER to respond to questions and facilitate the exchange of appropriate information on the progress of the Development Phase. In addition, DYAX shall submit a quarterly summary progress report to CUSTOMER and a final written report as set forth in the Work Plan Outline.

2.2. Development Phase Payments.

      (a) In consideration of the performance by DYAX of the Development Phase, CUSTOMER agrees to pay DYAX ************* for each Dyax Product candidate for which DYAX is to initiate Development Phase work., payable with the written notification pursuant to Section 1.3 of this Agreement or upon completion of any negotiations entered into in accordance with such Section, whichever is later. In the event CUSTOMER desires DYAX to expand the Development Phase *************, CUSTOMER agrees to pay DYAX in advance ************* for each additional *************; and

      (b) CUSTOMER further agrees to pay DYAX *************, payable within 30 days of the occurrence of the delivery by DYAX of the first ************* which meets the Milestone requirements for the Development Phase set forth in the Work Plan Outline.

      2.3 Initiation of the Optimization Phase. Within 60 days following its receipt of the Development

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Phase Deliverables described in Exhibit 1, CUSTOMER shall notify DYAX in writing of whether it intends to proceed to the Optimization Phase of the collaboration. Prior to the start of work under the Optimization Phase, DYAX and CUSTOMER shall negotiate in good faith an Optimization Phase section to be set forth in an expanded Work Plan Outline and shall agree upon the Optimization Phase payments, and Exhibit 1 and Article 3 of this Agreement shall be amended accordingly by written agreement.

                          ARTICLE 3. OPTIMIZATION PHASE

3.1. Conduct of Optimization Phase. If CUSTOMER elects to proceed to the Optimization Phase and subject to the successful completion of the negotiations described in Section 2.3, DYAX agrees to devote commercially reasonable resources and efforts to the diligent conduct of the work to be described in the Optimization Phase section in the expanded Work Plan Outline of the amended
Exhibit 1. The Optimization Phase is expected to continue for a period to be determined by such Work Plan Outline and shall end when DYAX has delivered to CUSTOMER the Optimization Phase Deliverables described in such Work Plan Outline. During the Optimization Phase, DYAX's Project Director shall meet with representatives of CUSTOMER at the reasonable request of CUSTOMER to respond to questions and facilitate the exchange of appropriate information on the progress of the Optimization Phase. In addition, DYAX shall submit a quarterly summary progress report to CUSTOMER and, if required by the expanded Work Plan Outline, a final written report as set forth in the Work Plan Outline.

3.2. Optimization Phase Payments. In consideration of the performance by DYAX of the Optimization Phase, CUSTOMER agrees to make the payments to DYAX agreed to by DYAX and CUSTOMER in accordance with Section 2.3 of this Agreement. *************. In further consideration of the performance by DYAX of the Optimization Phase, CUSTOMER agrees to pay DYAX a ************* milestone, payable upon completion of the Optimization Phase if the milestone is achieved.

                       ARTICLE 4. RIGHTS TO DYAX PRODUCTS

4.1 Within ************* of completion of the Development Phase or, if CUSTOMER elects to proceed with the Optimization Phase, within ************* of completion of the Optimization Phase, CUSTOMER shall notify DYAX of whether it wishes to acquire an exclusive license to manufacture and use the Dyax Products for the purification of Customer Product. If CUSTOMER does desire such a license, then the parties shall promptly meet, negotiate in good faith and mutually agree upon the terms and conditions of such license to CUSTOMER, which shall be set forth in a license agreement. Such terms shall include payment of a license fee, milestone fees and royalties to DYAX, and shall include an indemnification by DYAX for any claims of patent infringement brought against CUSTOMER relating to DYAX's technology or processes, but excluding any claims relating to Customer Product.

                       ARTICLE 5. CONFIDENTIAL INFORMATION

5.1. Disclosure of Confidential Information.

      (a) In connection with the performance of their respective obligations under this Agreement, each party intends to disclose certain confidential information and materials to the other party relating to the Customer Product and Dyax Products, including such information and materials as are developed hereunder ( the "Confidential Information"). During the term of this Agreement and for a period of (5) years thereafter, each party shall maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement; and use all Confidential Information solely for the purposes set forth in this Agreement.

      (b) The obligations of confidentiality and non-use set forth above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information: was in the public domain prior to the time of its disclosure under this Agreement; entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party; was independently possessed, developed or discovered by the Receiving Party prior to the time of its disclosure under this Agreement; or is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such Confidential Information; or is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order.

                        ARTICLE 6. INTELLECTUAL PROPERTY

6.1. Definitions. As used in this Agreement, the term "Invention" means any development, conception, technique, process, invention, material, discovery, or improvement, whether or not patentable, that arises as a result of the performance of this Agreement. "Dyax Invention" shall mean an Invention, other than a Customer Invention, that is discovered, developed, conceived, or reduced to practice during the performance of this Agreement and which relates to the Dyax Product candidates, including the libraries, affinity ligands, media and derivatives thereof. "Customer Invention" shall mean an Invention, other than a Dyax Invention, that is discovered, developed, conceived, or reduced to practice during the performance of this Agreement and which relates to CUSTOMER's proprietary technology and/or Customer Product. Inventions shall be characterized as Dyax Inventions or Customer Inventions irrespective of whether such Inventions are made by DYAX or CUSTOMER. In order to effect the foregoing, CUSTOMER agrees to assign to DYAX any interest it has in any Dyax Invention and DYAX agrees to assign to CUSTOMER any interest it has in Customer Inventions.

6.2. Ownership & Rights to Intellectual Property. DYAX shall have sole ownership and control of all Dyax Inventions. CUSTOMER shall have sole ownership and control of all Customer

Inventions. Each party's rights to any Invention relevant to the manufacture, use and sale of a Dyax Product shall be governed by this Agreement and by any License agreement between the parties.

                         ARTICLE 7. TERM AND TERMINATION

7.1. Term. This Agreement shall commence on the Effective Date and continue until termination pursuant to this Article 8 or expiration as a result of CUSTOMER's failure to proceed to continue with this Agreement or as a result of CUSTOMER's termination pursuant to Section 7.2.

7.2. Termination by CUSTOMER . Provided that CUSTOMER has made all payments specified in this Agreement which have become due and payable, CUSTOMER shall have the right to terminate this Agreement at any time by giving 60 days written notice to DYAX. CUSTOMER agrees to promptly pay DYAX for uncompensated costs and milestone payments for work completed by DYAX prior to the termination date, including for any work done during the 60 day termination notice period. CUSTOMER agrees that no refund of any sums paid to DYAX shall be due upon any such termination.

7.3. Termination for Material Breach. This Agreement may be terminated by either party upon 60 days written notice to the other party if any provision hereof is materially breached, unless such breach is corrected within the 60
- day notice period. Such termination right shall be in addition to, and not in lieu of, any other rights or remedies available to the non-breaching party by law or in equity.

7.4. Consequences of Termination and Survival. Upon any termination of this Agreement by CUSTOMER or by DYAX pursuant to Section 7.3, any rights granted to CUSTOMER under this Agreement shall cease and DYAX will have the unrestricted and exclusive right to any Dyax Product, Dyax Inventions and the results of the Work Plan Outline and CUSTOMER shall have the unrestricted and exclusive right to any Customer Inventions. Termination of this Agreement shall not relieve either party of its obligations incurred prior to termination. The provisions of
Article 5. and Article 6 and Section 7.4 shall survive expiration or termination of this Agreement.

                          ARTICLE 8. GENERAL PROVISIONS

8.1. Notices. Any notices permitted or required by this Agreement shall be sent by facsimile, registered mail or a recognized private mail carrier service and shall be effective when received if sent and addressed as follows or to such other address as may be designated by a party in writing:

   If to DYAX:                    President, Separations Division
                                  Dyax Corp.
                                  One Kendall Square, Bldg. 600, 5th Fl.
                                  Cambridge, MA  02139
                                  Telephone: (617)225-2500
                                  Fax:       (617)225-2501

   If to CUSTOMER:                Vice President, Process & Product
                                  Development
                                  Genetics Institute, Inc.
                                  One Burtt Road
                                  Andover, MA  01810
                                  Telephone: 508-475-9214
                                  Fax:       508-623-2600

   with a copy to:                Vice President, Law
                                  Genetics Institute, Inc.
                                  87 Cambridge Park Drive
                                  Cambridge, MA  02140
                                  Fax:       617-876-5851

8.2. Entire Agreement; Amendment. This Agreement and the Exhibits set forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, written and oral, between the parties. No modification of any of the terms of this Agreement shall be deemed to be valid unless it is in writing and signed by the party against whom enforcement is sought.

8.3. Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), riots, strikes, lockouts or other labor disturbances, lawsuits, acts of God or acts, omissions or delays in acting by any court, governmental authority or the other party.

8.4. Warranties. DYAX hereby represents and warrant to CUSTOMER that, to the best of its knowledge, its use of the technologies and processes contemplated to be used in performance of this Agreement and the use of the resulting Dyax Product candidates and Dyax Products will not infringe the intellectual property rights of any third party; provided, however, that such representation and warranty shall exclude any intellectual property rights relating to Customer Product. WITH RESPECT TO ANY DYAX PRODUCT CANDIDATE OR DYAX PRODUCT, DYAX DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE. Neither party shall be liable to the other for consequential, incidental, indirect or punitive damages arising from the performance or nonperformance of such party under this Agreement.

8.5. Waiver; Severability. No waiver by either party of any default, right or remedy shall be effective unless in writing, nor shall any such waiver operate as a waiver of any other or of the same default, right or remedy, respectively, on a future occasion. In the event that any term or provision of this Agreement shall violate any applicable statute, ordinance or rule of law in any jurisdiction in which it is used, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

8.6. Assignment. This Agreement may not be assigned or otherwise transferred by either party without the consent of the other party; provided, however, that either DYAX or CUSTOMER may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization to an affiliate, all or substantially all of the equity interest of which is owned and controlled by such party or its parent corporation, or
(ii) in connection with a merger, consolidation or sale of substantially all of such party's assets to an unrelated third party. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

8.7. Independent Parties. This Agreement shall not be deemed to create any partnership, joint venture, or agency relationship between the parties. Each party hereto is acting as an independent contractor.

8.8. Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


DYAX CORP.                         GENETICS INSTITUTE, INC.


By: /s/ L. Edward Cannon           By: /s/ Carl R. Illian
    ---------------------------        --------------------------

Name: _________________________    Name: ________________________

Title: ________________________    Title: _______________________


Exhibits

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

Exhibit 1 - Work Plan Outline

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                WORK PLAN OUTLINE

*************

March 6, 1998

Dr. Brian Kelley
Principal Engineer
Genetics Institute, Inc.
One Burtt Road
Andover, MA  01810

Re: Development Agreement for Affinity Chromatography Purification Media between Dyax Corp. and Genetics Institute, Inc. dated September 29, 1997 (the "Agreement")

Dear Dr. Kelley:

      As we have discussed, we would like to amend the above-referenced Agreement, as set forth below.

      Section 5.1.(a) of the Agreement shall be amended to add the following sentence: "The parties also agree that a Receiving Party may disclose the Confidential Information to existing and prospective commercial partners who are under like obligations of confidentiality and non-use as set forth in this
Section 5.1, solely for evaluation in connection with purposes set forth in this Agreement."

      If this agreement accurately sets forth the terms of the amendment, please sign two copies of this letter and return one to me for our files.


                                    By and on behalf of
                                    DYAX CORP.


                                    By: /s/ Pamela A. Hay
                                        ---------------------------------
                                          Pamela A. Hay
                                          Vice President, Licensing & Legal

AGREED by and on behalf of:
GENETICS INSTITUTE, INC.

/s/ Brian Kelly
----------------------------------

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   AMENDMENT 1

                                     TO THE

                            DEVELOPMENT AGREEMENT FOR

                   AFFINITY CHROMOTOGRAPHY PURIFICATION MEDIA

      This Amendment (the "Amendment"), effective as of July 20, 1998, is made by and between DYAX CORP. ("DYAX") and GENETICS INSTITUTE, INC. ("CUSTOMER").

      WHEREAS, DYAX and CUSTOMER are parties to a Development Agreement for Affinity Chromotography Purification Media of September 29, 1997, as amended by letter agreement dated March 6, 1998 (the "Agreement"); and

      WHEREAS, the parties wish to amend the Agreement, on the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Exhibit 1. The sections entitled ************* and ************* set forth in Exhibit 1 to the Agreement are hereby deleted in their entirety and Attachment 1 to this Amendment is hereby substituted in its place as the revised and complete work plan outline for the *************.

      2. Development Phase. Section 2.2 of the Agreement is hereby deleted in its entirety and the following language is hereby substituted in its place:

      "(a) In consideration of the performance by DYAX of Part A of the Development Phase, CUSTOMER agrees to pay DYAX *************. Such amounts shall be payable within 10 days of execution of this Amendment.

      (b) In consideration of the performance by DYAX of Part B of the Development Phase, CUSTOMER agrees to pay DYAX *************. Such amounts shall be payable *************.

      (c) In further consideration of the work undertaken by DYAX during the Development Phase, CUSTOMER agrees to pay DYAX ************* within 30 days of DYAX's delivery to CUSTOMER ************* which meets the milestone requirements for the Development Phase set forth in Part C of the Work Plan Outline."

      3. Optimization Phase. Section 3.2 of the Agreement is hereby deleted in its entirety and the following language is hereby substituted in its place:

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      "In consideration of the performance by DYAX of the Optimization Phase, DYAX and CUSTOMER shall mutually agree on the amount to be paid by CUSTOMER for the Optimization Phase in accordance with Section 2.3.
      One half of such agreed-upon amount shall be paid by CUSTOMER at the initiation of the Optimization Phase and one-half of such agreed-upon amount shall be paid by CUSTOMER upon the completion of the Optimization Phase. In further consideration of the performance by DYAX of the Optimization Phase, CUSTOMER shall pay DYAX a milestone fee of ************* upon the completion of the Optimization Phase if the milestone is achieved. The milestone shall be a process performance milestone mutually agreed to by the parties in accordance with
      Section 2.3. The milestone fee ************* shall be creditable against the license fee due DYAX in accordance with Section 4.3."

      4. Rights to Dyax Products. Article 4 of the Agreement is hereby deleted in its entirety and the following language is hereby substituted in its place:

      "4.1. General. Within ************* of completion of the Development Phase, or if CUSTOMER elects to proceed with the Optimization Phase, within ************* of completion of the Optimization Phase, CUSTOMER shall notify DYAX whether it wishes to acquire an exclusive license to manufacture and use any or all of the Dyax Products for the purification of Customer Product. If CUSTOMER elects to exercise its option to obtain such a license, the parties shall promptly meet, negotiate in good faith, and mutually agree on the terms and conditions of such license to CUSTOMER, which terms and conditions shall be set forth in a license agreement. Any such license agreement shall contain the terms and conditions set forth in Sections 4.2-4.9 and such other standard terms and conditions as are agreed to by the parties. If CUSTOMER does not elect to exercise its option to obtain a license to any of the Dyax Products, the terms and conditions set forth in Sections 4.2-4.9 shall be of no force and effect.

      4.2. License, Right of First Refusal and Exclusive Arrangement.

      (a) DYAX shall grant CUSTOMER an exclusive worldwide license to all DYAX know-how and patent rights to make and use the Dyax Products for the purpose of purifying (such processes to include, but not be limited to, cell culture and transgenic manufacturing) Customer Product and/or any other recombinant (but not plasma derived) Factor VIII product of CUSTOMER for therapeutic applications (such products so purified are hereinafter collectively referred to as "Licensed Products"). Such exclusive license shall include the right to sublicense to affiliates, third party marketing partners, and contract manufacturers. The exclusive license to the DYAX patent rights shall be for the life of the DYAX patent rights. The exclusive license to the DYAX know-how shall be for a period of 15 years from the first commercial sale of the first Licensed Product in any country. Thereafter, the know-how license shall convert to a fully-paid up non-exclusive license. Subsequent to the expiration of the foregoing exclusive licenses (but not pursuant to a conversion to non-exclusivity in accordance with Section 4.8), if DYAX grants a non-exclusive license to the DYAX know-how to a third party to make and use any of the Dyax Products for the purpose of purifying a recombinant Factor VIII product for a therapeutic application, CUSTOMER shall be entitled to an equitable share (not to exceed 5%) of the licensing revenue received by DYAX in respect of such license, such amount to be negotiated by the parties in good faith at the time of such license.

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      (b) DYAX shall grant CUSTOMER a right of first refusal to expand the exclusive licenses to the Dyax Products granted to CUSTOMER for the purpose of purifying Licensed Products for therapeutic applications to cover the purification of Licensed Products for any ************* applications of Licensed Products of which either party subsequently becomes aware. Each party shall promptly notify the other party of any such ************* application of which it becomes aware. CUSTOMER's right to exercise the right of first refusal shall be for a period of 60 days from the date on which DYAX makes a written proposal to CUSTOMER for the expansion of the licenses. Alternatively, if DYAX has not made a written proposal to CUSTOMER, CUSTOMER may exercise its right of first refusal by making a written proposal to DYAX for the expansion of the licenses. If CUSTOMER exercises its right of first refusal, the parties shall negotiate in good faith the terms of the expansion. In the event that (i) CUSTOMER does not exercise its right of first refusal after receiving a written proposal from DYAX or (ii) CUSTOMER does exercise its right of first refusal and, despite good faith efforts, the parties are unable to agree on the terms of any such expansion, DYAX shall have the right to license the Dyax Products to a third party for such ************* application of a recombinant Factor VIII product, provided that the terms granted by DYAX to the third party are no more favorable than those last offered to CUSTOMER by DYAX.

      (c) In addition to the exclusive licenses to the Dyax Products granted to CUSTOMER for therapeutic applications, until the 15th anniversary of the first commercial sale of the first Licensed Product in any country or, in the event of an earlier conversion to non-exclusivity pursuant to
      Section 4.8, until such conversion, DYAX shall not develop any product on behalf of, or license any product to, any other third party for the purpose of purifying any form of recombinant Factor VIII product for therapeutic applications.

      4.3. License Fee. CUSTOMER shall pay DYAX a license fee ************* upon the execution of the license agreement, provided that, in the event that CUSTOMER shall have elected to proceed with the Optimization Phase and DYAX shall have achieved the process performance milestone agreed upon for the Optimization Phase *************.

      4.4 . PRE-LICENSURE EXCLUSIVITY MAINTENANCE FEE. Commencing with the first full calendar year subsequent to the calendar year in which CUSTOMER enters into the license agreement with Dyax, within 30 days of the commencement of each calendar year, CUSTOMER shall pay to DYAX an annual exclusivity maintenance fee *************. In any given calendar year, CUSTOMER shall be entitled to credit the payment made to DYAX pursuant to this Section 4.4 against payments due DYAX in respect of such calendar year pursuant to Section 4.5. This provision shall apply until the first full calendar year subsequent to the calendar year in which the first commercial sale of a Licensed Product occurs. Thereafter, the provisions of Section 4.7 shall apply.

      4.5. Benchmark Payments. CUSTOMER shall be required to make the following payments to DYAX upon achievement of the following benchmarks, *************:

      Benchmark                                       Payment
      ---------                                       -------

      First *************                             *************
      by CUSTOMER or any of its affiliates
      or sublicensees for a Licensed Product

      First *************                             *************
      by CUSTOMER or any of its affiliates or
      sublicensees for a Licensed Product

      First *************                             *************
      by CUSTOMER or any of its affiliates
      or sublicensees for a Licensed Product

      First ************* Licensed                    *************
      Product in the United States or any country in Europe by Customer or any of its affiliates or sublicensees

      4.6. Royalties. CUSTOMER shall pay DYAX earned royalties at the rate ************* of sales of Licensed Products made during each calendar year by CUSTOMER and its affiliates and sublicensees and ************* of Licensed

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      Products ************* made during each calendar year by CUSTOMER and its affiliates and sublicensees. With respect to each Licensed Product the manufacture of which occurs in a country where the Dyax Product utilized in the manufacture is covered by a valid claim of DYAX patent rights, royalties shall be payable on such Licensed Product for the life of such DYAX patent rights. With respect to each Licensed Product that utilizes a Dyax Product in its manufacture, whether or not the manufacture occurs in a country where the Dyax Product is covered by a valid claim of DYAX patent rights, royalties shall be payable on such Licensed Product for a period of 15 years from the first commercial sale of the first Licensed Product in any country. Under no circumstances shall CUSTOMER be obligated to pay multiple royalties for the licenses to the DYAX patent rights and know-how granted pursuant to this Article 4; only one royalty shall be due on the sale of a Licensed Product.

      CUSTOMER shall be entitled to deduct 50% of the annual exclusivity maintenance fees paid to DYAX pursuant to Section 4.4 and 50% of the benchmark payments paid to DYAX pursuant to Section 4.5 from the royalties due DYAX pursuant to this Section 4.6; provided that in no calendar year shall CUSTOMER be entitled to deduct more than $100,000. Rather, CUSTOMER shall be entitled to carry forward from calendar year to calendar year amounts not previously deducted due to the foregoing limitation.

      4.7. POST-LICENSURE EXCLUSIVITY MAINTENANCE FEES. Commencing with the first full calendar year in which the first commercial sale of a Licensed Product occurs, within 30 days of commencement of each calendar year, CUSTOMER shall pay DYAX an annual exclusivity maintenance fee xxxxxxxxx. In any given calendar year, CUSTOMER shall be entitled to credit the payment made to DYAX pursuant to this Section
      4.7 against payments due DYAX in respect of such calendar year pursuant to Sections 4.6.

      4.8. Conversion to Non-Exclusivity. In the event that CUSTOMER shall fail to pay the annual exclusivity maintenance fee called for by either Section
      4.4 or Section 4.7 in any given calendar year, DYAX's sole remedy shall be the right to convert the exclusive licenses granted to CUSTOMER to non-exclusive licenses and to convert the exclusive arrangement set forth in Section 4.2(c) to a non-exclusive arrangement. **************.

      4.9. Indemnification. The license agreement shall include an indemnification by DYAX for any claims of patent infringement brought against CUSTOMER relating to DYAX's technology or processes, but excluding any claims relating to Licensed Products."

      5. Confidentiality. Section 5.1 of the Agreement is hereby amended to include an additional sentence at the end thereof as follows:

      "Further, the parties agree that each party may disclose the Confidential Information of the other party to Amersham Pharmacia Biotech in order to accomplish the purposes of this Agreement, provided that Amersham Pharmacia Biotech agrees to obligations of confidentiality and non-use which are acceptable to the other party."

      6. Patent Prosecution. Section 6.2 of the Agreement is hereby amended to include an additional sentence at the end thereof as follows:

      "DYAX agrees to file for patent protection on all Dyax Product candidates and such patent rights shall be included in the license grant to CUSTOMER pursuant to Article 4."

      7. Capitalization. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

      8. Other. All other terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have set their hand and seal as of the date set forth above.

                                          DYAX CORP.

                                          By: ______________________

                                          Name: ____________________

                                          Title: ___________________


                                          GENETICS INSTITUTE, INC.

                                          By: ______________________

                                          Name: ____________________

                                          Title: ___________________

                            Development Phase Program

*************

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                   AMENDMENT 2
                                     TO THE
                            DEVELOPMENT AGREEMENT FOR
                   AFFINITY CHROMOTOGRAPHY PURIFICATION MEDIA

      This Amendment (the "Amendment"), effective as of March 31, 1999, is made by and between DYAX CORP. ("DYAX") and GENETICS INSTITUTE, INC. ("CUSTOMER").

      WHEREAS, DYAX and CUSTOMER are parties to a Development Agreement for Affinity Chromotography Purification Media of September 29, 1997, as amended by letter agreement dated March 6, 1998 and Amendment 1 dated July 20, 1998 (the "Agreement"); and

      WHEREAS, the parties wish to further amend the Agreement, on the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Optimization Phase. In accordance with Section 2.3 of the Agreement, CUSTOMER and DYAX acknowledge that CUSTOMER has elected to proceed to the Optimization Phase. However, notwithstanding the original expectation of the parties that DYAX would conduct the work to be performed during the Optimization Phase, CUSTOMER and DYAX agree that CUSTOMER shall conduct the work to be performed during the Optimization Phase.

      2. Optimization Phase Milestone. In accordance with Section 2.3 of the Agreement, CUSTOMER and DYAX have agreed to the process performance milestone for the Optimization Phase set forth in Attachment 1 to this Amendment.

      3. Conduct of Optimization Phase. Section 3.1 of the Agreement is hereby deleted in its entirety and the following language is substituted in its place:

            "CUSTOMER agrees to devote commercially reasonable and diligent efforts to conduct the work necessary to achieve the process performance milestone for the Optimization Phase set forth in Attachment 1 to this Amendment. During the Optimization Phase, CUSTOMER shall provide DYAX's Project Director with regular updates on the progress of the Optimization Phase. Upon completion of the Optimization Phase, CUSTOMER shall provide DYAX with a final written report containing the data and results of the Optimization Phase.
            *************

      4. Optimization Phase Payments. Section 3.2 of the Agreement is hereby deleted in its entirety and the following language is substituted in its place:

            "CUSTOMER shall be responsible for all costs and expenses associated with its performance of the Optimization Phase. In addition, CUSTOMER shall pay DYAX a milestone fee ************* upon the completion of the Optimization Phase if the process performance milestone for the Optimization Phase is achieved by CUSTOMER. *************."

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

      5. Exercise of License. The first sentence of Section 4.1 of the Agreement is hereby deleted in its entirety and the following language is substituted in its place:

            "Within ************* of completion of the Optimization Phase, but in no event later than *************, CUSTOMER shall notify DYAX whether it wishes to acquire an exclusive license to manufacture and use any or all of the Dyax Products for the purification of Customer Product."

      6. License Fee. Section 4.3 of the Agreement is hereby deleted in its entirety and the following language is substituted in its place:

            "CUSTOMER shall pay DYAX a license fee ************* upon the execution of the license agreement, *************."

      7. Capitalization. Capitalized terms used herein and no otherwise defined shall have the meanings given such terms in the Agreement.

      8. Other. All other terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have set their hand and seal as of the date set forth above.

                                          DYAX CORP.

                                          By: ______________________
                                          Name: ____________________
                                          Title: ___________________


                                          GENETICS INSTITUTE, INC.

                                          By: ______________________
                                          Name: ____________________
                                          Title: ___________________

Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                  Attachment 1

                           Optimization Phase Program

The process performance milestone for the Optimization Phase will be met if all of the following three criteria are achieved:

*************